                                 EXHIBIT 24.0

                              POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of The Ryland Group, Inc., a Maryland corporation, constitute and appoint Timothy J. Geckle and Robert J. Cunnion, III, or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in either of them, to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., its Registration Statement on Form S-8, and any amendment (including post-effective amendments) or supplement thereto, relating to the offer and sale of common stock of the Corporation pursuant to the 2000 Non-Employee Director Equity Plan and to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., its Post-Effective Amendment No. 1 to Form S-8 for the 1992 Non-Employee Director Equity Plan relating to the deregistration of shares thereunder, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or each of them, as herein authorized.


Signature                                   Title                                 Date
---------                                   -----                                 ----
/s/ R. Chad Dreier           Chairman of the Board, President and          December 13, 2000
----------------------             Chief Executive Officer
R. Chad Dreier                  (Principal Executive Officer)

/s/ Gordon A. Milne               Senior Vice President and                December 13, 2000
----------------------             Chief Financial Officer
Gordon A. Milne                 (Principal Financial Officer)

/s/ David L. Fristoe        Senior Vice President, Controller and          December 13, 2000
----------------------             Chief Accounting Officer
David L. Fristoe                (Principal Accounting Officer)

/s/ Leslie M. Frecon                       Director                        December 13, 2000
----------------------
Leslie M. Frecon

/s/ William L. Jews                        Director                        December 13, 2000
----------------------
William L. Jews

/s/ William G. Kagler                      Director                        December 13, 2000
----------------------
William G. Kagler

/s/ Ned Mansour                            Director                        December 13, 2000
----------------------
Ned Mansour

/s/ Robert E. Mellor                       Director                        December 13, 2000
----------------------
Robert E. Mellor

/s/ Norman J. Metcalfe                     Director                        December 13, 2000
----------------------
Norman J. Metcalfe

/s/ Charlotte St. Martin                   Director                        December 13, 2000
------------------------
Charlotte St. Martin

/s/ Paul J. Varello                        Director                        December 13, 2000
------------------------
Paul J. Varello

/s/ John O. Wilson                         Director                        December 13, 2000
------------------------
John O. Wilson